UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 11, 2011

WILSHIRE BANCORP, INC.

(Exact name of registrant as specified in its charter)

California	000-50923	20-0711133
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3200 Wilshire Boulevard, Los Angeles,

California 90010

(Address of principal executive offices) (Zip Code)

(213) 387-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 11, 2011, Wilshire Bancorp, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as representative of the underwriters named therein (the “Underwriters”), providing for the offer and sale in a firm commitment offering of 36,363,600 shares of the Company’s common stock.  The Company sold the shares of common stock to the Underwriters at a price of $2.6056 per share. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 5,454,540 million shares of common stock to cover over-allotments.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the registration statement related to the offering of the shares. The Company also has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to such agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

In connection with the issuance and sale of the common stock, the following exhibits are filed with this Current Report on Form 8-K and are incorporated by reference into the Company’s registration statement filed with the Securities and Exchange Commission on Form S-3 (File No. 333-161847): (i) the Underwriting Agreement (Exhibit 1.1), (ii) the opinion of Greenberg Traurig, LLP as to the legality of the shares of common stock (Exhibit 5.1), and (iii) the consent of Greenberg Traurig LLP (Exhibit 23.1).

ITEM 8.01              OTHER EVENTS

On May 11, 2011, the Company issued a press release announcing the pricing terms of its previously announced underwritten public offering, that the offering consisted of 36,363,600 shares of common stock, priced at $2.75 per share to the public, and that the Company granted the Underwriters a 30-day option to purchase up to an additional 5,454,540 million shares of common stock to cover over-allotments, if any. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

1.1	Underwriting Agreement, dated May 11, 2011, by and between Wilshire Bancorp, Inc. and J.P. Morgan Securities LLC, as representative of the Underwriters named therein.

5.1	Opinion of Greenberg Traurig, LLP regarding the legality of the securities offered.

23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1).

99.1	Press Release dated May 11, 2011.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSHIRE BANCORP, INC.

	By:	/s/ Alex Ko
Date: May 11, 2011		Alex Ko, Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 11, 2011, by and between Wilshire Bancorp, Inc. and J.P. Morgan Securities LLC, as representative of the Underwriters named therein.

5.1	Opinion of Greenberg Traurig, LLP regarding the legality of the securities offered.

23.1	Consent of Greenberg Traurig, LLP (included in Exhibit 5.1).

99.1	Press Release dated May 11, 2011